UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 8, 2007
CANARGO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure.
November 8, 2007 — Guernsey, Channel Islands — CanArgo Energy Corporation (“CanArgo” or the “Company”) (OSE: CNR, AMEX: CNR) today issued a statement that operations in Georgia are unaffected by the state of emergency declared in the country.
Oil production operations continue as normal at the Ninotsminda Field which is located 35 kilometres to the east of the capital city Tbilisi where demonstrations have been taking place for a number of days. Preparations are also progressing at the Manavi 12 well for the planned acid fracturing stimulation and the testing of the well which has encountered oil in Cretaceous carbonates within what is mapped as a potentially large structure. This operation is dependent on the availability of equipment and crew which need to be mobilised to Georgia from as far a field as Kazakhstan and Germany. Schlumberger has been contracted to provide the equipment and services, but has yet to confirm its readiness to commence mobilization
November 9, 2007 — Guernsey, Channel Islands — CanArgo Energy Corporation (“CanArgo” or the “Company”) (OSE: CNR, AMEX: CNR) today announced that it is planning to hold a briefing meeting at the Scandic KNA Hotel, Parkveien 68, Oslo, Norway at 09:00 am Central European Time on Tuesday, November 13, 2007 to update shareholders on its third quarter 2007 financial results for the period ended September 30, 2007 and to provide an update on the Company’s current operations in Georgia.
The presentation will be broadcast over the internet. To listen to the presentation, please go to http://www.cik.no/canargo/071113_canargo.php
The information in this report (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Copies of the Press Releases are attached hereto as Exhibit 99.1 and 99.2

Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
          (d)      Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release dated November 8, 2007 issued by CanArgo Energy Corporation.
99.2	Press Release dated November 9, 2007 issued by CanArgo Energy Corporation
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: November 12, 2007	By:	/s/ Elizabeth Landles
Elizabeth Landles, Corporate Secretary